                                                                   Exhibit 10.77

                      AMENDMENT NO. 4 TO SECOND AMENDED AND
                      -------------------------------------
               RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT
               ---------------------------------------------------

     AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT dated as of April 1, 2002 (this "Amendment"), by and among
                                                    ---------
MEDALLION FINANCIAL CORP., a Delaware corporation ("MFC"), MEDALLION BUSINESS
                                                    ---
CREDIT, LLC, a Delaware limited liability company ("MBC"; MBC and MFC are
                                                    ---
sometimes hereinafter referred to individually as a "Borrower" and together as
                                                     --------
the "Borrowers"), the lending institutions that are listed on the signature
     ---------
pages hereto, FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and
       -----                               -----------------
as Agent for the Banks (including any successor, the "Agent"), amending the Loan Agreement (as defined below).

     WHEREAS, the Borrowers, the banks and other lending institutions that from time to time are signatories thereto (including Assignees, collectively, the "Banks" and individually, a "Bank"), the Agent and the Swing Line Lender are
 -----                       ----
parties to a Second Amended and Restated Loan Agreement dated as of September 22, 2000 (as amended and in effect from time to time, the "Loan Agreement",
                                                           --------------
capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower, the Banks, the Agent and the Swing Line Lender entered into Amendment No. 3 as of December 31, 2001;

     WHEREAS, the provisions set forth in Section 45(b) of Amendment No. 3 could not become effective until certain waivers and consents were given by the Senior Note Holders;

     WHEREAS, as a condition precedent to the Senior Note Holders granting such waivers and consents the Senior Note Holders have requested certain amendments to the Note Purchase Agreement and the Borrower has agreed to such amendments;

     WHEREAS, the Borrowers have requested an amendment of, and, subject to the terms and conditions set forth herein, the Borrowers, the Banks, the Agent and the Swing Line Lender have agreed to amend, the Loan Agreement; and

     WHEREAS, upon the effectiveness of the amendment to the Note Purchase Agreement concurrently with the amendment to the Loan Agreement contemplated herein, the Senior Note Holders shall provide the consents and waivers required by Amendment No. 3 and this Amendment;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Documents as follows:

     1. Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby
        -------------------------
amended by:

     (a) deleting the parenthetical in clause (i) of the definition of "Restricted Payment" in its entirety;

     and (b) inserting, in the places required by alphabetical order, the following new definitions:

          "Amendment No. 4" shall mean Amendment No. 4 to Second Amended and
           ---------------
     Restated Loan Agreement dated as of April 1, 2002 among the Borrowers, the Agent, the Swing Line Lender and the Banks.

          "Amendment No. 4 Effective Date" shall mean the "Effective Date", as
           ------------------------------
     defined in Amendment No. 4.

          "Budget" shall have the meaning set forth in Section 6.1(m)(ii)(B)
           ------
     hereof.

     2. Amendment of Article 2B of the Loan Agreement. Article 2B of the Loan
        ---------------------------------------------
Agreement is hereby amended by (a) inserting the following new sentence immediately following the last sentence of Article 2B(c) of the Loan Agreement:

     "Nothing in the foregoing paragraph shall apply to Net Cash Proceeds received with respect to sales or other dispositions (which are otherwise permitted to be made by this Agreement) to the extent such Net Cash Proceeds are applied to make any payment to the Banks required to be made on May 1, 2002 by Section 2.4(b) hereof.";

     and (b) deleting the words "fiscal quarter" and replacing them with the text "fiscal quarter or fiscal year, as applicable," in both instances in
Article 2B(d).

     3. Amendment of Section 6.1 of the Loan Agreement. Section 6.1 of the Loan
        ----------------------------------------------
Agreement is hereby amended by deleting Section 6.1(m) in its entirety and substituting the following new Section 6.1(m) in lieu thereof:

          "(m) not later than (i) fifteen (15) Business Days after the last day of each calendar month, monthly underwater reports with respect to all Medallion Loans, monthly loan loss reserve reports, monthly delinquency reports, monthly portfolio aging reports, monthly charge off reports, and monthly accounts receivable reconciliation reports, in each case in form and scope acceptable to the Agent, (ii) such reports are delivered to the Senior Note Holders, (A) any reports prepared by Nightingale & Associates LLC (to the extent received by the Borrowers or any of their Subsidiaries),
     (B) an itemized 13-week cash flow forecast (each such forecast a "Budget") in the form required to be delivered to the Senior Note Holders pursuant to
     Section 7.1(i)(i) of the Note Purchase Agreement, (C) a Budget variance report for the prior week, in the form required to be delivered to the Senior Note Holders pursuant to

     Section 7.1(i)(ii) of the Note Purchase Agreement, (D) weekly reports on the status of asset sales required pursuant to Section 9.13(a) of the Note Purchase Agreement and weekly reports on the status of refinancing the Senior Debt, (E) a listing of Loans underwritten or rewritten in the prior week in the form required to be delivered to the Senior Note Holders pursuant to Section 7.1(j)(vi) of the Note Purchase Agreement, and (F) an intercompany receivable report for the prior month and an accounts receivable reconciliation report for the prior month in the form required to be delivered to the Senior Note Holders pursuant to Section 7.1(j)(vii) of the Note Purchase Agreement, (iii) within one (1) Business Day after the Amendment No. 4 Effective Date,, a copy of the Borrowers' audit report for the fiscal year ending December 31, 2001, prepared by Arthur Andersen LLP, together with any management letters issued in connection therewith, which audit report and management letters shall not contain any exceptions or going concern qualifications, and (iv) promptly after receipt thereof, all non-confidential proposals, indication letters or commitment letters provided by potential refinancing sources for the Borrowers or Medallion Funding, provided that the applicable Person shall use reasonable best
              --------
     efforts to obtain an exception to any confidentiality requirements in order to be able to provide copies of such proposals and letters to the Agent;"

     4. Amendment of Section 7.6 of the Loan Agreement. Section 7.6(b) of the
        ----------------------------------------------
Loan Agreement is hereby amended by deleting the figure "$63,000,000" and replacing it with the figure "$60,000,000" in Section 7.6(b).

     5. Waivers.
        -------

     (a) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the requirement of Section 7.6(b) of the Loan Agreement (as in effect prior to the Effective Date) for the fiscal quarters ended December 31, 2001 and March 31, 2002; provided, however, that
                                                     --------  -------
during the fiscal quarters ended December 31, 2001 and March 31, 2002, the sum of Unconsolidated Tangible Net Worth of MFC plus Unconsolidated Tangible Net
                                            ----
Worth of MBC was not less than $60,000,000 at any time.

     (b) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the requirement of Section 8.3(e)(ii) of the Loan Agreement (as in effect prior to the Effective Date) for the fiscal quarter ended March 31, 2002; provided, however, that during the fiscal quarter
                              --------  -------
ended March 31, 2002, the aggregate amount of Investments by MFC in Medallion Funding did not exceed $70,000,000 at any time.

     (c) Subject to the terms and conditions hereof, each of the Banks hereby waives the Borrowers' compliance with the requirement of Section 2.4(b)(ii) of the Loan Agreement (as in effect prior to the Effective Date); provided,
                                                               --------
however, that the Banks receive the $5,000,000 payment due on the Second
-------
Revolver Reduction Date no later than Amendment No. 4 Effective Date.

     (d) The Funding Agreement requires that Medallion Funding not breach certain covenants under the Note Purchase Agreement. Medallion Funding has reported certain violations of the Note Purchase Agreement. Subject to the terms and conditions hereof, each of the Agent and the Banks following the effectiveness of the Senior Note Holders' amendment required by Section 8(h) hereof, hereby waives any Default or Event of Default which may have occurred or may occur under Section 9.1(e) of the Loan Agreement as a result of the defaults listed on Schedule B to the Third Amendment to the Note Purchase Agreement, provided that such defaults do not exceed the thresholds set forth on Schedule B
--------
to the Third Amendment to the Note Purchase Agreement.

     6. Consents.
        --------

     (a) Subject to the terms and conditions hereof, each of the Banks hereby agrees to defer until May 15, 2002 the payment of $1,875,000 of the Dividend Prepayment due to the Banks in connection with the Excess Dividends paid on January 14, 2002.

     (b)(i) Each of the Agent and the Banks hereby consents to the amendment of the Funding Agreement dated as of the date hereof for purposes of Section 2 of the Collateral Agency Agreement and Section 8.17 of the Loan Agreement, (ii) the Agent, in its capacity as Collateral Agent under the Collateral Agency Agreement, hereby consents to the amendment of the Funding Agreement dated as of the date hereof for purposes of Section 2 of the Collateral Agency Agreement and
Section 8.17 of the Loan Agreement, and (iii) each of the Agent (in its capacity as Agent under the Loan Agreement and in its capacity as Collateral Agent under the Collateral Agency Agreement) and the Banks hereby consents to the amendment of the Note Purchase Agreement dated as of the date hereof for purposes of
Section 2 of the Collateral Agency Agreement and Section 8.10 of the Loan Agreement. Each of the Agent and the Banks hereby further agrees that the provisions of Section 45(e) of Amendment No. 3 are no longer effective upon receipt of evidence satisfactory to the Agent of the effectiveness of the Senior Note Holders' waiver and consents contained in the amendment to the Note Purchase Agreement dated as of the date hereof.

     7. Representations and Warranties, Etc.
        -----------------------------------

          (a) Each of the Borrowers and the Guarantor hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 45 below are met, as follows:

               (i) The execution and delivery by each of the Borrowers and the Guarantor of this Amendment, Amendment No. 7 to the Funding Agreement and Amendment No. 3 to the Note Purchase Agreement and all other instruments and agreements required to be executed and delivered by each of the Borrowers and the Guarantor in connection with the transactions contemplated hereby or thereby or referred to herein or therein (collectively, the "Amendment Documents"), and the performance
                                      --------- ---------
          by each of the Borrowers and the Guarantor of any of its obligations and agreements under the Amendment Documents and the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrowers and the Guarantor, as the case may be, have been duly authorized by all necessary proceedings on behalf of each of the Borrowers and the Guarantor, as the case may be, and do not and will not contravene any provision of law or of any judgment, order or decree applicable to or binding on the Borrowers (or any of them) or the Guarantor, or of the Borrowers' or the Guarantor's charter, other incorporation or organizational papers, or by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrowers (or either of them) or the Guarantor.

               (ii) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which any of the Borrowers or the Guarantor is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

               (iii) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each of the Borrowers and the Guarantor of the Amendment Documents or the Loan Agreement or other Loan Documents, as amended hereby, or the consummation by each of the Borrowers and the Guarantor of the transactions among the parties contemplated hereby and thereby or referred to herein or therein.

               (iv) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

               (v) Each of the Borrowers and the Guarantor has performed and complied in all material respects with all terms and conditions herein and in the Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

          (b) Each of the Borrowers and the Guarantor acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Section 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     8. Effectiveness. This Amendment shall become effective as of the date
        -------------
first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory to, and in form and substance satisfactory to, the Agent:

               (a) This Amendment shall have been duly executed and delivered by each of the Borrowers, the Guarantor, the Agent and the requisite Banks and shall be in full force and effect.

               (b) The Agent shall have received from the Secretary of each Borrower and of the Guarantor a copy, certified by such Secretary to be true and complete as of such date, of the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of the Amendment No. 3 and Amendment No. 4.

               (c) The Agent shall have received favorable legal opinions addressed to the Agent and the Banks, dated as of such date, in form and substance satisfactory to the Agent, from counsel to the Borrowers and the Guarantor and Delaware counsel to the Borrowers, concerning corporate or other applicable entity authority matters and the enforceability of each of the Amendment Documents, and the Loan Agreement and the other Loan Documents as amended thereby, and concerning such other matters as the Agent may request.

               (d) Bingham Dana LLP shall have received payment of all fees and expenses outstanding as of the date hereof, including, but not limited to, fees and expenses in connection with the preparation of this Amendment and ancillary documentation.

               (e) All reports, statements, schedules, certificates and other documents required to be delivered to the Agent and each Bank pursuant to Section 6.1 of the Loan Agreement, as amended by this Amendment, shall have been so delivered.

               (f) The Agent shall have received evidence of the consent of the Funding Agreement banks under the Collateral Agency Agreement to this Amendment and the transactions contemplated hereby, and of the waiver of any defaults existing immediately prior to the Effective Date under the Funding Agreement.

               (g) The Agent shall have received copies of all proposals, indication letters or commitment letters provided by potential refinancing sources for either Borrower or Medallion Funding.

               (h) The Agent shall have received evidence of the effectiveness of an amendment to the Funding Agreement and evidence of the effectiveness of an amendment to the Note Purchase Agreement satisfactory to the Agent.

               (i) The Agent shall have received evidence of (A) the consent of the Senior Note Holders (1) under the Collateral Agency Agreement and the Note Purchase Agreement to the provisions of Amendment No. 3 and this Amendment requiring such consent and the transactions contemplated hereby, and (2) under the Collateral Agency Agreement, the Intercreditor Agreement and the Note Purchase Agreement to the provisions of Amendment No. 6 (as such term is defined in the Funding Agreement) and Amendment No. 7 (as such term is defined in the Funding Agreement) requiring such consent and the transactions contemplated thereby, and (B) the waiver of any defaults (including defaults occurring under Sections 9.5, 10.7, 10.8(e), 10.10, 10.13 and 10.14 of the Note Purchase Agreement) existing under the Note Purchase Agreement immediately prior to the date such consents and waiver are given.

               (j) The Agent shall have received on or before the Amendment No. 4 Effective Date, for the benefit of the Banks, the $5,000,000 payment due to the Financial Banks on April 1, 2002.

               (k) The Agent shall have received such other items, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     9. Release. In order to induce the Agent and the Banks to enter into this
        -------
Amendment, each of the Borrowers, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) such Person does not have any claim or cause of action against the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank (or any of its respective directors, officers, employees or agents); (b) such Person does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank; and (c) each of the Agent, the Arranger, the Collateral Agent, the Swing Line Bank and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to such Person. Each of the Borrowers, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's, the Arranger's, the Collateral Agent's, the Swing Line Bank's and the Banks' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank to such Person, except the obligations to be performed by the Agent, the Arranger, the Collateral Agent, the Swing Line Bank or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Person might otherwise have against the Agent, the Arranger, the Collateral Agent, the Swing Line Bank, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     10. Miscellaneous Provisions.
         ------------------------

     (a) Each of the Borrowers hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement and the other Loan Documents, in each case as amended hereby, including, without limitation, the Bank Loans, and each of the Borrowers hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Revolving Credit Loans, the Swing Line Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references to the Loan Agreement in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar or dissimilar consents or waivers that may be requested for any future period.

     (c) Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, each of the Borrowers agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.


                      [signature pages immediately follow]

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

                                  MEDALLION FINANCIAL CORP.


                                  By: /s/ Alvin Murstein
                                     -------------------------------------------
                                   Name:  Alvin Murstein
                                   Title: Chief Executive Officer


                                  By: /s/ James E. Jack
                                     -------------------------------------------
                                   Name:  James E. Jack
                                   Title: Executive Vice President & Chief
                                          Financial Officer


                                  MEDALLION BUSINESS CREDIT, LLC


                                  By: /s/ Alvin Murstein
                                     -------------------------------------------
                                   Name:  Alvin Murstein
                                   Title: Chief Executive Officer


                                  By: /s/ James E. Jack
                                     -------------------------------------------
                                   Name:  James E. Jack
                                   Title: Executive Vice President & Chief
                                          Financial Officer


                                  FLEET NATIONAL BANK (f/k/a Fleet Bank,
                                  National Association), as Agent, as Swing Line Lender and as one of the Banks


                                  By: /s/ Jeffrey H. Robinson
                                     -------------------------------------------
                                   Name:  Jeffrey H. Robinson
                                   Title: Senior Vice President

                                  HSBC BANK USA


                                  By: /s/ Bruce Wicks
                                     -------------------------------------------
                                   Name:  Bruce Wicks
                                   Title: Vice President


                                  CITIZENS BANK


                                  By: /s/ Thomas D. Opie
                                     -------------------------------------------
                                   Name:  Thomas D. Opie
                                   Title: Vice President


                                  THE BANK OF NEW YORK


                                  By: /s/ Edward J. DeSalvio
                                     -------------------------------------------
                                   Name:  Edward J. DeSalvio
                                   Title: Vice President


                                  JPMORGAN CHASE BANK (f/k/a The Chase
                                  Manhattan Bank)


                                  By: /s/ Carol A. Kornblath
                                     -------------------------------------------
                                      Name:  Carol A. Kornblath
                                      Title: Vice President

                                  ISRAEL DISCOUNT BANK OF NEW YORK


                                  By: /s/ Robert J. Fainelli
                                      ------------------------------------------
                                      Name:  Robert J. Fainelli
                                      Title: First Vice President


                                  By: /s/ Howard Weinberg
                                      ------------------------------------------
                                      Name:  Howard Weinberg
                                      Title: Senior Vice President


                                  CITIBANK, N.A. (f/k/a European American
                                  Bank)


                                  By: /s/ Catherine Wilinski
                                      ------------------------------------------
                                      Name:  Catherine Wilinski
                                      Title: Vice President


                                  BANK LEUMI


                                  By: /s/ Illegible
                                      ------------------------------------------
                                      Name:
                                      Title:


                                  BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY


                                  By: /s/ Friedrich N. Wilms
                                      ------------------------------------------
                                      Name:  Friedrich N. Wilms
                                      Title: Vice President

ACKNOWLEDGED AND AGREED,
------------------------
including for purposes of amendments
------------------------------------
to the Guaranty:
----------------

MEDALLION TAXI MEDIA, INC.


By:    /s/ Alvin Murstein
     --------------------------------------------
 Name:  Alvin Murstein
 Title: President


By:   /s/ James E. Jack
     --------------------------------------------
 Name:  James E. Jack
 Title: Executive Vice President &
        Chief Financial Officer